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                                                                   EXHIBIT 10.28

                               FIRST AMENDMENT TO
                    AMENDED AND RESTATED FINANCING AGREEMENT

         This FIRST AMENDMENT TO AMENDED AND RESTATED FINANCING AGREEMENT (this "AMENDMENT"), dated as of October 31, 2003, is entered into by and between BIG 5 CORP. (the "COMPANY"), the lenders under the Financing Agreement (as defined below) (the "LENDERS"), and THE CIT GROUP/BUSINESS CREDIT, INC., as Agent for the Lenders (in such capacity, the "AGENT").

                                    RECITALS

         A. Company, Agent and Lenders previously entered into that certain Amended and Restated Financing Agreement dated as of March 20, 2003 (the "FINANCING AGREEMENT"), pursuant to which Lenders provide loans and other financial accommodations to Company from time to time.

         B. Company, Agent and Lenders wish to amend certain terms of the Financing Agreement.

         C. Company, Agent and Lenders are willing to agree to such amendments to the Financing Agreement on the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein, shall have the respective meanings set forth in the Financing Agreement.

         2. Amendment. Section 6.10(H) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

         "(H) Repurchase, acquire, prepay, or redeem any Senior Notes, except that (i) during the period commencing December 1, 2003 through December 15, 2003, the Company may repurchase, acquire, prepay or redeem Senior Notes for an amount not to exceed $36,500,000 in the aggregate for all such repurchases, acquisitions, prepayments or redemptions so long as
         (x) no Default or Event of Default is then in existence or will be in existence after giving effect to such repurchase, acquisition, prepayment, or redemption, and (y) after giving effect to such repurchase, acquisition, prepayment, or redemption, the Company shall have not less than $25,000,000 in Company Liquidity and (ii) at any time after December 15, 2003, the Company may repurchase, acquire, prepay, or redeem Senior Notes so long as (x) no Default or Event of Default is then in existence


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         or will be in existence after giving effect to such repurchase, acquisition, prepayment, or redemption, and (y) after giving effect to such repurchase, acquisition, prepayment, or redemption, the Company shall have not less than $40,000,000 in Company Liquidity.

         3. Conditions to Effectiveness. The foregoing amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "AMENDMENT EFFECTIVE DATE");

                  (a) Agent shall have received this Amendment, duly executed and delivered by the Company, the Agent and the Required Lenders.

                  (b) Each of the representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

         4. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment and to amend the Financing Agreement in the manner provided in this Amendment, Company represents and warrants to Agent and Lenders as of the Amendment Effective Date as follows:

                  (a) Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Financing Agreement as amended by this Amendment.

                  (b) Authorization of Agreements. The execution and delivery of this Amendment by Company and the performance by Company of the Financing Agreement, as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by Company.

                  (c) Representations and Warranties in the Financing Agreement. Company confirms that as of the Amendment Effective Date, the representations and warranties contained in Section 6 of the Financing Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Default or Event of Default has occurred and is continuing.

         5. Miscellaneous.

                  (a) Reference to and Effect on the Existing Financing
         Agreement.

                           (i) Except as specifically amended by this Amendment
                  and the documents executed and delivered in connection herewith, the Financing Agreement shall remain in full force and effect and is hereby ratified and confirmed.


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                           (ii) The execution and delivery of this Amendment and
                  performance of the Financing Agreement shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent and any Lender under, the Financing Agreement or any agreement or document executed in connection therewith.

                           (iii) Upon the conditions precedent set forth herein
                  being satisfied, this Amendment shall be construed as one with the existing Financing Agreement, and the existing Financing Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                  (b) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                  (c) Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  (d) Governing Law. This Amendment shall be governed by and construed according to the laws of the State of California.


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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first above written.

                                            BIG 5 CORP.


                                            By: /s/ CHARLES P. KIRK
                                                --------------------------------
                                            Name: Charles P. Kirk
                                                  ------------------------------
                                            Title: SR. VICE PRESIDENT & CFO
                                                   -----------------------------



                                            THE CIT GROUP/BUSINESS
                                            CREDIT, INC. (as Agent and a Lender)



                                            By: /s/ ADRIAN AVALOS
                                                --------------------------------
                                            Name: Adrian Avalos
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------



                                            FLEET CAPITAL CORPORATION (as
                                            Lender)


                                            By: /s/ MATTHEW R. VAN STEENHUYBE
                                                --------------------------------
                                            Name: MATTHEW R. VAN STEENHUYBE
                                                  ------------------------------
                                            Title: SENIOR VICE PRESIDENT
                                                   -----------------------------



                                            PNC BANK, NATIONAL ASSOCIATION
                                            (as Lender)


                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------



                                            BANK OF AMERICA, N.A. (as Lender)

                                            By: /s/ STEPHEN KING
                                                --------------------------------
                                            Name: Stephen King
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------



                                       4

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                                            TRANSAMERICA BUSINESS CAPITAL
                                            CORPORATION (as Lender)

                                            By: /s/ ARI KAPLAN
                                                --------------------------------
                                            Name: Ari Kaplan
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------



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